UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund
(Ticker: PSYPX)

ANNUAL REPORT
January 31, 2017

Palmer Square Income Plus Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	24
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Example	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Income Plus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

January 2017

Fund Performance Overview

Palmer Square is pleased to present the Annual Report for the Palmer Square Income Plus Fund (the "Fund"). The Fund returned 9.39% (net of fees) for the fiscal year-ending 1/31/2017. Since March, the Fund has returned an impressive 15.53% (net of fees). Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

As a refresher, the Fund is an opportunistic fixed income solution that seeks to maintain low interest rate duration, high credit quality, and solid yield/total return. As of 1/31/2017, the Fund was invested in a diversified pool of collateralized loan obligation ("CLO") debt, bank loans and other securities such as traditional asset-backed securities ("ABS") and corporate debt. The Fund provides a diversified stream of income and has historically been negatively correlated with the Bloomberg Barclays U.S. Aggregate Bond Index.

Key Summary Points on Attribution and Outlook

•
The Fund's CLO and bank loan allocations were the major drivers of attribution for fiscal year-ending 1/31/2017 contributing approximately 6.32% and 1.51%, respectively. In addition, the Fund's allocation to a diversified set of high quality asset-backed securities ("ABS") (i.e., commercial mortgage-backed securities ("CMBS"), residential mortgagebacked securities ("RMBS"), Auto, etc.) also contributed strong risk-adjusted attribution of 64 basis points. Maintaining our conviction through the January and February volatility and being opportunistic was key to Palmer Square's performance this year.

•
Solid Diversification - Given the opportunity available in certain areas of credit combined with the ability to leverage the depth of the Palmer Square credit team, we enhanced the diversification of the portfolio across both corporate and structured credit. The four main tools we have utilized to do this include CLO debt, bank loans, investment grade corporate bonds, and traditional asset-backed securities.

•	Lower Spread Duration Yet Significant Yield and Opportunity -

»
Reduced spread duration (the percentage price change of a bond's price given a 1% change in the yield spread) to 2.52 years to lessen even more of the Fund's susceptibility to spread widening risk (we already had low interest rate duration (the percentage price change of a bond's price given a 1% change in interest rates));

*
As an example of one of the ways we were able to efficiently lower spread duration throughout the year, we sold select longer duration CLO positions (both BB and BBB-rated) where we believed in the total return over a longer period of time yet there wasn't a hard catalyst to drive values higher. Plus, we believed those positions were more susceptible to near-term volatility should spreads widen.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

»	Increased credit quality.

»	Maintained a strong current yield of 3.01% and opportunity for pull to par (3.56% yield to call reinvestment plus 2 years).

•
CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund's CLO allocation continues to be well-positioned to offer not only yield, but additional price appreciation. With supply down and demand up, CLOs have a technical tailwind that is just beginning to play-out. For example, we have maintained a portfolio of shorter duration BB-rated CLO pieces of debt which we believe offer not only higher carry, but should also continue to appreciate prior to being called at par.

»
With LIBOR rates increasing recently, we believe that both BBB and BB-rated CLO debt continue to not only offer high yield at these current rates, but will also benefit should rates rise incrementally from here.

•
ABS/MBS Allocation - Spreads on securitized products continued their retracement from wides experienced earlier this year. During the year, we increased exposure to ABS and mortgage-backed securities ("MBS") while maintaining our preference for senior, investment grade securities with low durations. More specifically, we focused recently on deploying capital into senior, floating rate tranches in seasoned, legacy nonagency MBS and AAA-rated ABS backed by prime quality collateral. With coupons that generally reset monthly 1M LIBOR rates, interest rate sensitivity is limited. Additionally, monthly payments of principal and interest provide income for reinvestment at higher rates. We believe the floating rate coupon mitigates interest rate risk and low weighted average life ("WAL") keeps price volatility from spread movement relatively small. Some examples of securities that we like are legacy Non-Agency MBS (supported by healthy housing fundamentals), select floating rate CMBS that are secured by trophy properties (which we believe will be better able to withstand a potential downturn in commercial real estate), and traditional consumer ABS collateralized by loans or leases to prime quality borrowers. In the current market, yields on these securities range from 2 to 5%.

•
Bank Loan and Investment Grade Corporate Bond Allocation - we continue to have a preference for floating rate or limited duration securities which are investment grade rated. To the extent we do accept fixed rate exposure, we seek to hedge out the rate risk.

In summary, we believe the Fund is incredibly well-positioned to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. As mentioned in our last quarter's letter, we believe the enhanced diversification of the Fund should lead to a higher Sharpe ratio as we continue to navigate these markets. We are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

For comparison of how the Fund is positioned relative to two commonly-referenced indices (both of which differ significantly from the Fund either due to credit quality or duration), please see the table below:

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

	PSYPX	Bloomberg Barclays U.S. Aggregate Bond Index	Credit Suisse Leveraged Loan Index
Current Yield	3.01%	3.00%	5.06%
Yield to Maturity	3.49%	2.61%	6.59%
Spread	265	44	470
Interest Rate Duration	0.20 yrs	5.91 yrs	0.13 yrs

Credit Quality	PSYPX	Bloomberg Barclays U.S. Aggregate Bond Index	Credit Suisse Leveraged Loan Index
AAA	18%	70%	0%
AA	8%	6%	0%
A	13%	11%	0%
BBB	33%	13%	8%
BB	15%	1%	40%
B	9%	0%	43%
CCC	0%	0%	5%
D	0%	0%	2%
NR	0%	0%	2%

Source: Palmer Square, Bloomberg.

2017 Credit Market Overview

Palmer Square believes the current environment continues to be supportive of solid performance in corporate and structured credit. The U.S. macro picture is continuing to trend slightly better as shown by recent data including jobs, GDP, and the ISM Manufacturing Index. Corporate earnings have also been stable to improving. As far as the default picture, while net leverage for both investment grade and high yield companies has risen, interest coverage ratios are still at or near historically high levels meaning companies can sufficiently service their debtloads. It is important to remember that companies have indeed raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Notwithstanding some unforeseen macro shock, we believe that the credit markets will experience lower than anticipated default rates over the next 18-24 months. Beyond a solid macro and fundamental backdrop, the credit market is also supported by a strong technical backdrop as global central bank easing has fueled the demand for yield, especially in U.S. dollar assets.

Despite the above highlighted solid underpinning for credit, we are more cautious in many areas of credit. Valuations in certain areas of credit have become more stretched and risks are still present (e.g., rising interest rates, economic slowdown, China, etc.). While we aren't concerned about interest rate risk in our portfolio (note: we seek to manage our portfolios without interest rate risk), we do see it as a potential concern for fixed income markets broadly.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

In summary, while there are always risks in credit that need to be understood and managed and many areas of credit no longer seem cheap, we believe there are strong catalysts as to why U.S. corporate and structured credit and most notably, floating rate credit, will continue to perform well:

•	Defaults are expected to remain low as fundamentals remain intact with a relatively supportive macro environment.

•	Supply is expected to be average yet demand is expected to continue to increase - international investor tailwinds for U.S. Credit could be an important driver as highlighted above.

•	Income/yield alone will be a strong source of return for investors.

•
Worries about future interest rate increases and broader investor understanding of floating rate debt (and how 90-day LIBOR has already increased year-over-year from approximately the low 20s to almost 1%) should drive demand from investors to be overweight floating rate sectors such as CLOs and bank loans relative to Treasuries and fixed rate corporates (both investment grade and high yield).

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Portfolio Snapshot
Please refer to the tables below for a portfolio snapshot as of 1/31/2017. Of particular note, the portfolio's gross yield to call is currently 3.59%.

Portfolio Characteristics

Interest Rate Duration	0.20 yrs
Yield to Call (reinvestment plus 2 years)	3.56%
Yield to Call (reinvestment plus 3 years)	3.59%
Yield to Maturity	3.49%
Current Yield	3.01%
30-day SEC Yield (net of fees)	4.15%
30-day SEC Yield (gross of fees)	4.20%
Standard Deviation	5.14%
Sharpe Ratio	0.38
Beta vs. S&P 500	0.16

Performance Summary
The Fund returned 9.39% (net of fees) for the fiscal year-ending 1/31/2017. Since March, the Fund has returned an impressive 15.53% (net of fees). The Fund's CLO and bank loan allocations have been major drivers of attribution. In addition, investment grade corporates and ABS also contributed strong risk-adjusted attribution. Maintaining our conviction through the January and February volatility was key to capturing these returns.

Fund Performance Net of Fees (inception 2/28/2014)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	1.03%												1.03%
2016	-2.90%	-5.23%	3.56%	2.64%	0.32%	0.48%	3.12%	1.04%	0.50%	0.73%	0.52%	0.66%	5.24%
2015	0.30%	1.42%	0.79%	0.80%	0.99%	-0.16%	-0.20%	-0.40%	-0.46%	-1.21%	-0.31%	-0.34%	1.21%
2014			0.26%	0.20%	0.00%	0.31%	0.10%	0.10%	0.21%	-0.90%	0.61%	0.06%	0.95%

Performance Analysis Net of Fees (as of 1/31/2017)

	1 Year	2 Years	Since Inception Annualized
PSYPX	9.39%	3.53%	2.84%
Bloomberg Barclays U.S. Aggregate Bond Index	1.45%	0.64%	2.48%

Annual Expense Ratio: Gross 0.86%/Net 0.85%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. Shares redeemed within 30 days of purchase are subject to a 2% redemption fee (fee can be waived under certain circumstances). The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Allocation and Gross Attribution

	3/31/2016 Allocation	6/30/2016 Allocation	9/30/2016 Allocation	12/31/2016 Allocation	1/31/2017 Allocation	2/1/2016 to 1/31/2017 Gross Attribution
Bank Debt	7%	7%	6%	6%	5%	1.51%
CLO AAA-A	2%	0%	0%	0%	0%	-0.07%
CLO BBB-B	59%	44%	25%	19%	17%	6.39%
ABS	0%	8%	16%	13%	14%	0.10%
RMBS	0%	7%	12%	13%	15%	0.27%
CMBS	1%	5%	10%	15%	14%	0.27%
IG Corp Debt	5%	9%	22%	20%	22%	0.44%
Other	3%	1%	4%	4%	4%	0.77%

Please note exposures of the Fund may be greater than shown above due to certain factors which include, but are not limited to, the selective use of certain swaps or derivatives. Gross attribution does not include expenses if applicable.

Outlook

In summary, the Fund's diverse portfolio across corporate and structured credit has low spread duration to lessen even more the Fund's susceptibility to spread widening risk (we already had low interest rate duration), is positioned in predominately investment grade securities, yet offers a strong current yield and opportunity for pull to par. In essence, we believe the Fund is incredibly well-positioned to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. As mentioned in our last quarter's letter, we believe the enhanced diversification of the Fund should lead to a higher Sharpe Ratio as we continue to navigate these markets. We are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the ("Fund"), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund's prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Fund allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both Fund and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on Fund allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund's investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate,

US Treasury and government agency securities with remaining maturities of one to three years. The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor's comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Beta describes an investment's volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be "the equity market" and it has a beta of 1.0. Sharpe Ratio is a measure for calculating risk-adjusted return, and this ratio has become the industry standard for such calculations. Yield to call is the yield of a bond or note if you were to buy and hold the security until the call date, but this yield is valid only if the security is called prior to maturity. Yield to maturity is the total return anticipated on a bond if the bond is held until the end of its lifetime. Current yield is an investment's annual income (interest or dividends) divided by the current price of the security.

Ratings listed herein are assigned by Standard & Poor's (S&P) and Moody's Investor Service (Moody's). Credit quality ratings are measured on a scale with S&P's credit quality ratings ranging from AAA (highest) to D (lowest) and Moody's credit quality ratings ranging from Aaa (highest) to C (lowest). We use the lower of the two ratings. Credit ratings listed are subject to change.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund's portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is "non-diversified," meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as "junk bonds," are rated below investment grade by at least one of Moody's, S&P or Fitch (or if unrated, determined by the Fund's advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC ("Palmer Square") is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www. adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

The views in this letter were as of January 31, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Palmer Square Income Plus Fund
FUND PERFORMANCE at January 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of January 31, 2017	1 Year	Since Inception	Inception Date
Palmer Square Income Plus Fund	9.39%	2.84%	02/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	1.45%	2.48%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for the Fund were 0.86% and 0.85%, respectively, which were the amounts stated in the current prospectus dated June 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.75% of the Fund’s average daily net assets. This agreement is in effect until May 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS
As of January 31, 2017

Principal Amount		Value

	BANK LOANS – 7.2%
$1,500,000	Abacus Innovations Corp. 3.528%, 8/16/2023[1,2,3]	$1,512,818
1,484,733	Aramark Services, Inc. 3.498%, 2/24/2021[1,2,3]	1,500,115
1,131,390	Axalta Coating Systems U.S. Holdings, Inc. 3.498%, 2/1/2023[1,2,3]	1,145,985
850,000	Calpine Corp. 4.500%, 11/30/2017[1,2,3]	851,415
1,488,750	Charter Communications Operating LLC 2.780%, 1/15/2024[2,3]	1,495,673
	Dell International LLC
1,250,000	2.77%, 12/31/2018[2,3]	1,252,931
493,750	2.860%, 9/7/2021[2,3,4,5]	494,893
1,750,000	Flying Fortress, Inc. 3.250%, 10/20/2022[1,2,3]	1,764,682
998,845	Global Payments, Inc. 2.973%, 10/31/2021[2,3]	1,003,215
1,882,587	Grosvenor Capital Management Holdings LLLP 4.000%, 8/18/2023[1,2,3]	1,882,587
	HCA, Inc.
542,667	2.278%, 6/10/2020[2,3,4,5]	542,075
1,736,875	4.028%, 3/17/2023[1,2,3]	1,757,014
1,125,000	Hilton Worldwide Finance LLC 3.500%, 10/26/2020[1,2,3]	1,138,787
1,243,750	KFC Holding Co. 3.518%, 6/16/2023[1,2,3]	1,264,160
994,845	MCC Iowa LLC 3.250%, 1/29/2021[1,2,3]	1,002,615
497,500	Micron Technology, Inc. 4.530%, 4/26/2022[1,2,3]	505,495
1,492,500	NRG Energy, Inc. 3.028%, 6/30/2023[1,2,3]	1,500,089
1,745,625	RPI Finance Trust 3.498%, 10/14/2022[1,2,3]	1,763,081
1,745,625	Samsonite IP Holdings Sarl 4.028%, 4/12/2023[1,2,3,6]	1,760,175
	TEX Operations Co. LLC
203,571	5.000%, 8/4/2023[2,3]	204,718
46,429	5.000%, 8/4/2023[2,3]	46,690
1,000,000	Vantiv LLC 3.267%, 10/14/2023[1,2,3]	1,010,940

	TOTAL BANK LOANS (Cost $25,201,958)	25,400,153

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS – 77.0%
	ASSET-BACKED SECURITIES – 40.6%
$3,500,000	Ally Auto Receivables Trust Series 2015-2, Class A3, 1.490%, 11/15/2019[1]	$3,505,460
1,970,547	Alternative Loan Trust Series 2004-18CB, Class 4A1, 5.500%, 9/25/2034[1]	2,019,060
924,196	Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.554%, 5/25/2034[1,2]	921,791
750,000	Annisa CLO Ltd. Series 2016-2A, Class E, 8.280%, 7/20/2028[1,2,7]	757,500
1,500,000	Apidos CLO XV Series 2013-15A, Class C, 4.280%, 10/20/2025[1,2,7]	1,477,526
525,464	Argent Securities, Inc. Series 2004-W1, Class AF, 4.260%, 3/25/2034[1,2]	529,857
886,820	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series Series 2004-W10, Class A2, 1.536%, 10/25/2034[1,2]	869,920
2,000,000	Battalion CLO V Ltd. Series 2014-5A, Class C, 4.523%, 4/17/2026[1,2,7]	1,946,195
1,018,653	Bear Stearns Asset Backed Securities I Trust Series 2005-HE3, Class M2, 1.776%, 3/25/2035[1,2]	1,013,054
1,649,885	Bear Stearns Asset Backed Securities Trust Series 2003-1, Class A1, 1.771%, 11/25/2042[1,2]	1,545,383
	BlueMountain CLO Ltd.
1,250,000	Series 2011-1A, Class D, 4.911%, 8/16/2022[1,2,7]	1,254,522
3,500,000	Series 2013-3A, Class E, 5.639%, 10/29/2025[1,2,7]	3,436,786
1,875,000	Series 2014-4A, Class E, 6.235%, 11/30/2026[1,2,7]	1,847,124
1,100,000	Series 2013-1A, Class DR, 5.506%, 1/20/2029[1,2,7]	1,116,308
1,413,703	BMW Vehicle Lease Trust Series 2016-1, Class A2A, 1.170%, 1/22/2018[1]	1,413,732
	Catamaran CLO Ltd.
2,250,000	Series 2012-1A, Class E, 6.247%, 12/20/2023[1,2,7]	2,232,182
1,000,000	Series 2013-1A, Class E, 6.037%, 1/27/2025[1,2,7]	975,047
1,825,000	Series 2014-2A, Class C, 4.382%, 10/18/2026[1,2,7]	1,793,695
2,760,000	Cent CLO 17 Series 2013-17A, Class D, 7.039%, 1/30/2025[1,2,7]	2,770,117
1,500,000	Cent CLO 22 Ltd. Series 2014-22A, Class E, 7.281%, 11/7/2026[1,2,7]	1,290,000
500,000	CIFC Funding Ltd. Series 2012-1A, Class B2R, 7.152%, 8/14/2024[1,2,7]	500,124
3,500,000	Citibank Credit Card Issuance Trust Series 2014-A4, Class A4, 1.230%, 4/24/2019[1]	3,501,389
449,636	Citigroup Mortgage Loan Trust Series 2006-HE2, Class A2C, 0.921%, 8/25/2036[1,2]	445,988
1,893,847	CNH Equipment Trust Series 2016-C, Class A1, 0.750%, 10/10/2017[1]	1,893,878

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	CWABS Asset-Backed Certificates Trust Series 2005-14, Class M1, 1.221%, 4/25/2036[1,2]	$985,247
982,500	DB Master Finance LLC Series 2015-1A, Class A2I, 3.262%, 2/20/2045[1,7]	987,597
500,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.423%, 4/15/2027[1,2,7]	450,072
3,000,000	Dryden XXIV Senior Loan Fund Series 2012-24RA, Class ER, 6.856%, 11/15/2023[1,2,7]	3,026,070
1,000,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E, 6.523%, 1/15/2025[1,2,7]	999,075
1,650,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 5.523%, 7/15/2025[1,2,7]	1,593,386
1,000,000	Emerson Park CLO Ltd. Series 2013-1A, Class E, 5.873%, 7/15/2025[1,2,7]	965,791
1,231,325	Fairway Outdoor Funding LLC Series 2012-1A, Class A2, 4.212%, 10/15/2042[1,7]	1,238,077
610,659	Fieldstone Mortgage Investment Trust Series Series 2005-3, Class 2A2, 1.276%, 2/25/2036[1,2]	601,716
	Flatiron CLO Ltd.
1,000,000	Series 2011-1A, Class E, 5.423%, 1/15/2023[1,2,7]	996,768
4,000,000	Series 2012-1A, Class D, 6.538%, 10/25/2024[1,2,7]	4,025,236
1,000,000	Series 2014-1A, Class C, 4.323%, 7/17/2026[1,2,7]	957,517
	Ford Credit Auto Owner Trust
975,023	Series 2013-B, Class A4, 0.760%, 8/15/2018[1]	974,772
800,000	Series 2013-C, Class C, 1.910%, 3/15/2019[1]	802,346
1,533,167	GE Business Loan Trust Series 2006-2A, Class A, 0.948%, 11/15/2034[1,2,7]	1,453,632
	Green Tree Agency Advance Funding Trust I
1,408,000	Series 2016-T1, Class AT1, 2.380%, 10/15/2048[7]	1,399,186
775,000	Series 2015-T2, Class AT2, 3.095%, 10/15/2048[1,7]	770,497
350,000	Greywolf CLO III Ltd. Series 2014-1A, Class D, 6.141%, 4/22/2026[1,2,7]	342,551
2,300,000	Hertz Fleet Lease Funding LP Series 2014-1, Class B, 1.513%, 4/10/2028[1,2,7]	2,296,637
1,891,496	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD Series 2003-A, Class AV2, 1.616%, 10/25/2033[1,2]	1,819,033
1,385,886	Honda Auto Receivables Owner Trust Series 2016-1, Class A2, 1.010%, 6/18/2018[1]	1,385,297
750,000	Jamestown CLO II Ltd. Series 2013-2A, Class D, 6.791%, 1/22/2025[1,2,7]	748,605
3,200,000	JP Morgan Mortgage Acquisition Trust Series 2007-CH2, Class AV4, 0.921%, 1/25/2037[1,2]	3,045,690
250,000	Keuka Park CLO Ltd. Series 2013-1A, Class E, 5.541%, 10/21/2024[1,2,7]	231,060

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,119,916	Long Beach Mortgage Loan Trust Series 2000-1, Class AV1, 1.296%, 1/21/2031[1,2]	$1,068,773
4,250,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.359%, 5/18/2023[1,2,7]	4,252,599
784,811	Merrill Lynch Mortgage Investors Trust Series Series 2004-OPT1, Class A1B, 1.631%, 6/25/2035[1,2]	746,969
	Mountain View CLO Ltd.
4,300,000	Series 2013-1A, Class D, 4.318%, 4/12/2024[1,2,7]	4,181,773
1,500,000	Series 2014-1A, Class D, 4.773%, 10/15/2026[2,7]	1,461,408
250,000	Series 2015-9A, Class D, 6.373%, 7/15/2027[1,2,7]	234,465
1,500,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 5.872%, 10/13/2027[1,2,7]	1,365,111
5,616,000	Nissan Auto Lease Trust Series 2014-B, Class A4, 1.290%, 3/16/2020[1]	5,617,494
1,267,574	Nissan Auto Receivables Owner Trust Series 2014-B, Class A3, 1.110%, 5/15/2019[1]	1,266,749
	Ocwen Master Advance Receivables Trust
3,193,000	Series 2015-T3, Class AT3, 3.211%, 11/15/2047[7]	3,195,577
3,250,000	Series 2016-T1, Class AT1, 2.521%, 8/17/2048[1,7]	3,237,107
300,000	OZLM Funding V Ltd. Series 2013-5A, Class C, 4.523%, 1/17/2026[1,2,7]	299,598
3,500,000	RAAC Series Trust Series 2005-SP3, Class M1, 1.301%, 12/25/2035[1,2]	3,398,020
	RAMP Series Trust
2,385,657	Series 2003-RS11, Class MII1, 1.851%, 12/25/2033[1,2]	2,213,002
1,882,544	Series 2004-RS9, Class MII1, 1.746%, 9/25/2034[1,2]	1,843,724
500,000	Series 2005-RS8, Class M1, 1.251%, 9/25/2035[1,2]	467,031
1,550,000	Series 2005-EFC6, Class M2, 1.201%, 11/25/2035[1,2]	1,507,749
	RASC Series Trust
3,006,161	Series 2001-KS3, Class AII, 1.231%, 9/25/2031[1,2]	2,897,488
1,567,889	Series 2005-KS2, Class M1, 1.416%, 3/25/2035[1,2]	1,540,450
1,248,316	Saxon Asset Securities Trust Series 2006-1, Class A2C, 1.091%, 3/25/2036[1,2]	1,236,417
1,086,454	Securitized Asset Backed Receivables LLC Trust Series 2006-FR1, Class A2C, 1.061%, 11/25/2035[1,2]	1,070,454
1,050,000	Sheridan Square CLO Ltd. Series 2013-1A, Class E, 6.123%, 4/15/2025[1,2,7]	1,039,867
800,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2015-T3, Class AT3, 2.920%, 7/15/2047[1,7]	800,428
	Station Place Securitization Trust
1,000,000	Series 2016-1, Class A, 1.771%, 2/25/2017[1,2]	1,000,000
1,750,000	Series 2017-1, Class A, 1.673%, 2/25/2049[1,2,7]	1,750,000

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$665,475	Structured Asset Investment Loan Trust Series 2004-8, Class M1, 1.671%, 9/25/2034[1,2]	$644,888
	Structured Asset Securities Corp. Mortgage Loan Trust
175,312	Series 2006-WF1, Class A1, 0.921%, 2/25/2036[1,2]	175,646
222,491	Series 2007-BC3, Class 2A2, 0.911%, 5/25/2047[1,2]	219,698
2,502,633	Structured Asset Securities Corp. Reverse Mortgage Loan Trust Series 2007-RM1, Class A1, 1.051%, 5/25/2047[1,2,7]	2,283,653
4,943,280	Toyota Auto Receivables Owner Trust Series 2015-A, Class A3, 1.120%, 2/15/2019[1]	4,941,050
1,250,000	Tryon Park CLO Ltd. Series 2013-1A, Class D, 5.423%, 7/15/2025[1,2,7]	1,182,077
500,000	Upland CLO Ltd. Series 2016-1A, Class D, 9.280%, 4/20/2028[1,2,7]	510,980
1,019,097	USAA Auto Owner Trust Series 2016-1, Class A1, 0.680%, 9/15/2017[1]	1,019,107
	Voya CLO Ltd.
2,750,000	Series 2012-3A, Class ER, 7.023%, 10/15/2022[1,2,7]	2,770,453
500,000	Series 2013-1A, Class C, 4.523%, 4/15/2024[1,2,7]	496,589
1,000,000	Series 2013-2A, Class D, 6.038%, 4/25/2025[1,2,7]	966,705
2,113,250	Wendys Funding LLC Series 2015-1A, Class A2I, 3.371%, 6/15/2045[1,7]	2,125,378
	West CLO Ltd.
550,000	Series 2012-1A, Class D, 7.539%, 10/30/2023[1,2,7]	550,695
5,500,000	Series 2013-1A, Class D, 5.781%, 11/7/2025[1,2,7]	5,031,792
1,000,000	Series 2014-1A, Class C, 4.474%, 7/18/2026[1,2,7]	983,759
1,101,669	World Omni Automobile Lease Securitization Trust Series 2014-A, Class A3, 1.160%, 9/15/2017[1]	1,101,611

	TOTAL ASSET-BACKED SECURITIES (Cost $142,807,726)	143,848,830

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 20.4%
2,665,072	Agate Bay Mortgage Trust Series 2015-1, Class A4, 3.500%, 1/25/2045[1,2,7]	2,717,475
580,645	American Home Mortgage Investment Trust Series 2005-1, Class 7A2, 3.316%, 6/25/2045[1,2]	581,540
2,340,000	BAMLL Commercial Mortgage Securities Trust Series 2015-ASHF, Class C, 2.767%, 1/15/2028[2,7]	2,345,487
1,526,792	Banc of America Commercial Mortgage Trust Series 2007-4, Class A4, 5.751%, 2/10/2051[1,2]	1,544,341
722,588	Bear Stearns Asset Backed Securities Trust Series 2003-SD3, Class M1, 1.896%, 10/25/2033[1,2]	694,754
	Bear Stearns Commercial Mortgage Securities Trust
981,288	Series 2006-T22, Class B, 5.714%, 4/12/2038[1,2,7]	1,000,965
702,052	Series 2007-PW17, Class A4, 5.694%, 6/11/2050[1,2]	710,948

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$380,000	CCRESG Commercial Mortgage Trust Series 2016-HEAT, Class B, 4.114%, 4/10/2029[7]	$381,932
2,069,717	CD Mortgage Trust Series 2007-CD5, Class A4, 5.886%, 11/15/2044[1,2]	2,098,012
3,380,000	COMM Mortgage Trust Series 2014-TWC, Class A, 1.617%, 2/13/2032[1,2,7]	3,386,740
1,500,000	Cosmopolitan Hotel Trust Series 2016-CSMO, Class B, 2.867%, 11/15/2033[2,7]	1,513,779
	Fannie Mae Connecticut Avenue Securities
985,848	Series 2016-C06, Class 1M1, 2.071%, 4/25/2029[1,2]	990,649
414,624	Series 2016-C07, Class 2M1, 2.071%, 4/25/2029[1,2]	416,386
	Freddie Mac Structured Agency Credit Risk Debt Notes
525,443	Series 2013-DN2, Class M1, 2.221%, 11/25/2023[1,2]	526,928
1,500,000	Series 2014-HQ2, Class M2, 2.971%, 9/25/2024[1,2]	1,535,337
311,242	Series 2014-DN4, Class M2, 3.171%, 10/25/2024[1,2]	312,111
583,096	Series 2016-HQA2, Class M1, 1.971%, 11/25/2028[1,2]	584,490
1,000,000	Series 2017-DNA1, Class M1, 1.979%, 7/25/2029[1,2]	1,000,000
	FREMF Mortgage Trust
2,018,125	Series 2014-KF06, Class B, 4.974%, 11/25/2021[1,2,7]	2,027,298
1,136,000	Series 2015-K720, Class B, 3.389%, 7/25/2022[1,2,7]	1,120,244
499,770	Series 2016-KF22, Class B, 5.674%, 7/25/2023[1,2,7]	504,558
2,339,516	Series 2016-KF25, Class B, 5.624%, 9/25/2023[1,2,7]	2,356,533
1,474,000	Series 2017-K724, Class C, 3.504%, 11/25/2023[1,2,7]	1,307,700
1,000,000	Series 2016-K723, Class C, 3.582%, 11/25/2023[1,2,7]	867,684
1,365,000	Series 2013-K502, Class B, 2.438%, 3/25/2045[1,2,7]	1,366,798
1,675,000	Series 2012-K22, Class C, 3.686%, 8/25/2045[1,2,7]	1,632,475
2,113,000	Series 2012-K23, Class C, 3.656%, 10/25/2045[1,2,7]	2,057,056
3,040,000	Series 2014-K714, Class C, 3.849%, 1/25/2047[1,2,7]	3,051,427
795,000	Series 2012-K710, Class C, 3.821%, 6/25/2047[1,2,7]	806,369
2,500,000	Series 2014-K716, Class C, 3.952%, 8/25/2047[1,2,7]	2,497,003
1,637,000	GS Mortgage Securities Trust Series 2014-GSFL, Class B, 2.454%, 7/15/2031[1,2,7]	1,624,508
3,250,000	GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class C, 3.517%, 8/15/2032[2,7]	3,278,207
679,162	HomeBanc Mortgage Trust Series 2005-4, Class A1, 1.041%, 10/25/2035[1,2]	659,736
	J.P. Morgan Chase Commercial Mortgage Securities Trust
1,450,000	Series 2016-ASH, Class A, 2.267%, 10/15/2034[2,7]	1,453,937
700,000	Series 2016-ASH, Class B, 2.917%, 10/15/2034[2,7]	701,901
227,760	LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3, 5.430%, 2/15/2040[1]	227,798
2,893,192	Lehman Brothers Small Balance Commercial Mortgage Trust Series 2007-1A, Class 1A, 1.021%, 3/25/2037[1,2,7]	2,685,359

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	Morgan Stanley Capital I Trust
$3,186,076	Series 2007-HQ13, Class A3, 5.569%, 12/15/2044[1]	$3,237,142
1,542,534	Series 2007-IQ16, Class A4, 5.809%, 12/12/2049[1]	1,561,487
936,310	Sequoia Mortgage Trust Series 9, Class 1A, 1.477%, 9/20/2032[1,2]	890,994
671,518	Structured Asset Sec Corp. Mort Pass Th Certs Ser Series 2003-32, Class 5A1, 5.815%, 11/25/2033[1,2]	692,200
	Towd Point Mortgage Trust
391,938	Series 2015-6, Class A1, 3.500%, 4/25/2055[1,2,7]	401,865
2,165,296	Series 2016-3, Class A1, 2.250%, 8/25/2055[1,2,7]	2,152,872
2,111,794	Series 2016-4, Class A1, 2.250%, 7/25/2056[1,2,7]	2,095,024
1,385,000	UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E, 6.063%, 1/10/2045[1,2,7]	1,465,239
4,500,000	Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class B, 2.817%, 6/15/2029[2,7]	4,513,707
1,916,695	WaMu Mortgage Pass-Through Certificates Series Trust Series 2004-AR10, Class A3, 1.321%, 7/25/2044[1,2]	1,839,655
660,635	WinWater Mortgage Loan Trust Series 2015-1, Class A1, 3.500%, 1/20/2045[1,2,7]	665,229

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $71,679,388)	72,083,879

	CORPORATE – 16.0%
	BASIC MATERIALS – 0.4%
570,000	Dow Chemical Co. 8.550%, 5/15/2019	651,934
800,000	Glencore Finance Canada Ltd. 2.700%, 10/25/2017[6,7]	806,182
		1,458,116
	COMMUNICATIONS – 1.2%
	AT&T, Inc.
1,000,000	5.600%, 5/15/2018	1,049,021
500,000	3.200%, 3/1/2022[1]	500,085
	Deutsche Telekom International Finance B.V.
750,000	1.443%, 9/19/2019[2,6,7]	749,110
850,000	1.605%, 1/17/2020[2,6,7]	851,498
1,000,000	Verizon Communications, Inc. 1.276%, 8/15/2019[2]	999,300
		4,149,014
	CONSUMER, CYCLICAL – 1.2%
500,000	BMW U.S. Capital LLC 1.373%, 9/13/2019[2,7]	500,292

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
$1,800,000	CVS Health Corp. 2.250%, 12/5/2018[1]	$1,815,080
1,000,000	Daimler Finance North America LLC 1.659%, 10/30/2019[2,7]	1,000,976
548,000	Hyundai Capital America 2.875%, 8/9/2018[7]	554,782
425,000	Nissan Motor Acceptance Corp. 1.602%, 1/13/2020[2,7]	425,604
		4,296,734
	CONSUMER, NON-CYCLICAL – 2.4%
1,550,000	Actavis Funding SCS 2.450%, 6/15/2019[6]	1,563,707
100,000	Amgen, Inc. 2.125%, 5/15/2017	100,269
1,000,000	Celgene Corp. 2.125%, 8/15/2018	1,004,870
750,000	Laboratory Corp. of America Holdings 2.625%, 2/1/2020	753,587
1,250,000	Mondelez International Holdings Netherlands B.V. 1.649%, 10/28/2019[2,6,7]	1,254,697
1,500,000	Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/2019[6]	1,482,996
1,500,000	Teva Pharmaceutical Finance Netherlands III B.V. 1.400%, 7/20/2018[6]	1,489,821
1,000,000	Universal Health Services, Inc. 4.750%, 8/1/2022[1,7]	1,011,250
		8,661,197
	ENERGY – 1.3%
	BP Capital Markets PLC
470,000	1.625%, 8/17/2017[6]	470,438
900,000	1.375%, 5/10/2018[6]	897,478
925,000	ConocoPhillips Co. 1.236%, 5/15/2018[2]	924,505
750,000	Nabors Industries, Inc. 5.000%, 9/15/2020	782,250
1,550,000	Plains All American Pipeline LP / PAA Finance Corp. 2.600%, 12/15/2019[1]	1,552,836
		4,627,507
	FINANCIAL – 5.6%
1,500,000	Bank of America Corp. 2.221%, 10/21/2022[1,2]	1,520,418

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$500,000	Bank of Montreal 1.553%, 12/12/2019[2,6]	$501,380
110,000	BB&T Corp. 1.823%, 6/15/2018[1,2]	110,828
425,000	Branch Banking & Trust Co. 1.482%, 1/15/2020[2]	425,510
700,000	Capital One N.A. 1.722%, 9/13/2019[1,2]	703,366
1,000,000	Capital One N.A./Mclean VA 2.189%, 1/30/2023[1,2]	1,003,169
1,550,000	Charles Schwab Corp. 4.625%, N/A1,2,12	1,499,304
1,400,000	Citigroup, Inc. 6.300%, N/A1,2,12	1,431,500
	Goldman Sachs Group, Inc.
850,000	1.757%, 12/13/2019[2]	850,821
1,000,000	2.241%, 11/15/2021[1,2]	1,006,370
500,000	International Lease Finance Corp. 5.875%, 4/1/2019	534,370
2,800,000	JPMorgan Chase & Co. 6.125%, 12/29/2049[1,2]	2,890,440
1,500,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[1]	1,509,879
500,000	Metropolitan Life Global Funding I 1.423%, 12/19/2018[2,7]	501,202
1,850,000	Morgan Stanley 4.875%, 11/1/2022	1,985,975
	Royal Bank of Canada
350,000	1.733%, 4/15/2019[2,6]	351,938
1,000,000	1.769%, 2/1/2022[2,6]	1,003,116
425,000	SunTrust Bank/Atlanta GA 1.564%, 1/31/2020[1,2]	425,779
	Wells Fargo & Co.
500,000	2.153%, 1/24/2023[1,2]	502,584
1,000,000	2.269%, 10/31/2023[1,2]	1,011,580
		19,769,529
	INDUSTRIAL – 1.8%
875,000	Caterpillar Financial Services Corp. 1.528%, 1/10/2020[2]	877,944
850,000	Harris Corp. 2.700%, 4/27/2020[1]	849,849

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$750,000	Norfolk Southern Corp. 5.900%, 6/15/2019	$817,479
1,000,000	Siemens Financieringsmaatschappij N.V. 1.277%, 9/13/2019[2,6,7]	1,001,380
1,000,000	United Technologies Corp. 1.236%, 11/1/2019[2]	1,005,070
1,850,000	WestRock RKT Co. 3.500%, 3/1/2020	1,905,591
		6,457,313
	TECHNOLOGY – 0.6%
750,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.375%, 1/15/2020[7]	748,984
825,000	Hewlett Packard Enterprise Co. 2.450%, 10/5/2017	829,389
500,000	Seagate HDD Cayman 4.250%, 3/1/2022[1,6,7]	498,750
		2,077,123
	UTILITIES – 1.5%
425,000	Dominion Resources, Inc. 1.875%, 1/15/2019	425,097
2,000,000	Duke Energy Corp. 5.050%, 9/15/2019	2,146,870
1,100,000	Pacific Gas & Electric Co. 8.250%, 10/15/2018	1,216,110
1,500,000	Southern Co. 2.450%, 9/1/2018	1,513,779
		5,301,856
	TOTAL CORPORATE (Cost $56,780,002)	56,798,389

	TOTAL BONDS (Cost $271,267,116)	272,731,098

Number of Shares

	MUTUAL FUND – 3.3%
631,623	Palmer Square Long/Short Credit Fund - Class I8	11,703,982

	TOTAL MUTUAL FUNDS (Cost $11,787,539)	11,703,982

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

Number of Shares		Value
	PREFERRED STOCK – 5.1%
18,414	Loan Funding I, Ltd.[9]	$17,914,520

	TOTAL PREFERRED STOCKS (Cost $17,430,992)	17,914,520

	SHORT-TERM INVESTMENTS – 1.4%
5,010,829	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.377%[10,11]	5,010,829

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,010,829)	5,010,829

	TOTAL INVESTMENTS – 94.0% (Cost $330,698,434)	332,760,582
	Other Assets in Excess of Liabilities – 6.0%	21,315,068

	TOTAL NET ASSETS – 100.0%	$354,075,650

Principal Amount

	SECURITIES SOLD SHORT – (10.5)%
	BONDS – (10.5)%
	MORTGAGE -BACKED SECURITIES – (10.2)%
	Fannie Mae Pool
$(15,000,000)	3.500%, 2/15/2047[13]	$(15,326,955)
(20,000,000)	4.000%, 2/15/2047[13]	(20,982,680)

	TOTAL MORTGAGE -BACKED SECURITIES (Proceeds $36,481,016)	(36,309,635)

	U.S. GOVERNMENT – (0.3)%
(965,000)	United States Treasury Note 1.875%, 1/31/2022	(963,263)

	TOTAL U.S. GOVERNMENT (Proceeds $963,486)	(963,263)

	TOTAL BONDS (Proceeds $37,444,502)	(37,272,898)

	TOTAL SECURITIES SOLD SHORT (Proceeds $37,444,502)	$(37,272,898)

LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]	Variable, floating or step rate security.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Foreign security denominated in U.S. Dollars.
[7]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $144,482,975.

[8]	Investment in affiliated security. This Fund is advised by Palmer Square Capital Management which also serves as Advisor to Palmer Square Income Plus Fund.
[9]	Loan Funding I, Ltd. consists of subordinated notes interests in BBB to B- rated bank loans.
[10]	The rate is the annualized seven-day yield at period end.
[11]	All or a portion of this security is segregated as collateral for securities sold short.
[12]	Perpetual security. Maturity date is not applicable.
[13]	To-be-announced security.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
Markit CMBX NA
A CDSI Series 6 Index	A	Receive	2.00%	5/11/63	$3,000,000	$(55,248)	$5,815
BBB- CDSI Series 6 Index	BBB-	Receive	3.00%	5/11/63	3,000,000	(158,461)	(26,173)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(213,709)	$(20,358)

(a)
Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at January 31, 2017.

(b)
If Palmer Square Income Plus Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If Palmer Square Income Plus Fund is receiving a fixed rate, Palmer Square Income Plus Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2017

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At January 31, 2017	Unrealized Appreciation (Depreciation)
(103)	2-Year U.S. Treasury Note (CBT)	March 2017	$(22,333,002)	$(22,330,078)	$2,924
(16)	5-Year U.S. Treasury Note (CBT)	March 2017	(1,883,079)	(1,885,875)	(2,796)
(34)	10-Year U.S. Treasury Note (CBT)	March 2017	(4,246,179)	(4,231,938)	14,241
TOTAL FUTURES CONTRACTS			$(28,462,260)	$(28,447,891)	$14,369

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SUMMARY OF INVESTMENTS
As of January 31, 2017

Security Type/Sector	Percent of Total Net Assets
Bank Loans	7.2%
Bonds
Asset-Backed Securities	40.6%
Commercial Mortgage-Backed Securities	20.4%
Corporate	16.0%
Total Bonds	77.0%
Preferred Stocks	5.1%
Mutual Funds	3.3%
Short-Term Investments	1.4%
Total Investments	94.0%
Other Assets in Excess of Liabilities	6.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2017

Assets:
Investments, at value (cost $318,910,895)	$321,056,600
Affiliated investments, at value (cost $11,787,539)	11,703,982
Total investments, at value (cost $330,698,434)	332,760,582
Foreign currency, at value (cost $125,732)	120,371
Cash	21,802,692
Cash held by broker	3,316,492
Segregated cash held by custodian	810,000
Receivables:
Unrealized appreciation on open swap contracts	5,815
Unrealized appreciation on open futures contracts	17,165
Investment securities sold	41,871,781
Fund shares sold	712,583
Interest	1,021,794
Prepaid expenses	14,932
Other assets	444
Total assets	402,454,651

Liabilities:
Securities sold short, at value (proceeds $37,444,502)	37,272,898
Payables:
Premiums received on open swap contracts	213,709
Unrealized depreciation on open swap contracts	26,173
Unrealized depreciation on open futures contracts	2,796
Investment securities purchased	10,437,719
Fund shares redeemed	88,006
Advisory fees	162,853
Interest on securities sold short	44,217
Fund administration fees	30,142
Auditing fees	29,063
Shareholder servicing fees (Note 6)	22,282
Fund accounting fees	21,350
Transfer agent fees and expenses	9,828
Chief Compliance Officer fees	1,487
Custody fees	1,082
Trustees' fees and expenses	759
Interest payable (Note 14)	181
Accrued other expenses	14,456
Total liabilities	48,379,001

Net Assets	$354,075,650

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of January 31, 2017

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$374,219,923
Accumulated net investment income	496,509
Accumulated net realized loss on investments, purchased options contracts,
securities sold short, written options contracts and swap contracts	(22,863,184)
Net unrealized appreciation (depreciation) on:
Investments	2,145,705
Affiliated investments	(83,557)
Futures contracts	14,369
Securities sold short	171,604
Swap contracts	(20,358)
Foreign currency translations	(5,361)
Net Assets	$354,075,650

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$354,075,650
Shares of beneficial interest issued and outstanding	36,075,374
Offering and redemption price per share	$9.81

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2017

Investment Income:
Dividends from affiliated investments	$331,210
Interest	15,280,378
Total investment income	15,611,588

Expenses:
Advisory fees	1,892,582
Fund administration fees	248,059
Fund accounting fees	194,228
Shareholder servicing fees (Note 6)	128,182
Interest on securities sold short	118,402
Transfer agent fees and expenses	60,565
Registration fees	54,500
Legal fees	49,767
Auditing fees	39,719
Brokerage expense	32,208
Commitment fee (Note 14)	26,654
Shareholder reporting fees	20,702
Custody fees	15,418
Miscellaneous	13,223
Trustees' fees and expenses	9,550
Chief Compliance Officer fees	5,706
Insurance fees	3,681
Total expenses	2,913,146
Advisory fees waived	(139,704)
Affiliated fund fee waiver (Note 3)	(112,222)
Fees paid indirectly (Note 3)	(14,239)
Net expenses	2,646,981
Net investment income	12,964,607

Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Futures Contracts, Purchased Options Contracts,
Securities Sold Short, Swap Contracts, Swaptions Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(19,758,510)
Affiliated investments	(153,291)
Futures contracts	569,964
Purchased options contracts	32,879
Securities sold short	(482,609)
Swap contracts	(58,546)
Swaptions contracts	(25,500)
Foreign currency transactions	(2,814)
Net realized loss	(19,878,427)
Net change in unrealized appreciation/depreciation on:
Investments	31,322,452
Affiliated investments	690,511
Futures contracts	14,369
Purchased options contracts	41,966
Securities sold short	833,320
Swap contracts	(20,358)
Swaptions contracts	21,842
Foreign currency transactions	(5,361)
Net change in unrealized appreciation/depreciation	32,898,741
Net realized and unrealized gain on investments, affiliated investments, futures contracts, purchased options contracts,
securities sold short, swap contracts, swaptions contracts and foreign currency	13,020,314
Net Increase in Net Assets from Operations	$25,984,921

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$12,964,607	$14,827,924
Net realized loss on investments, affiliated investments, futures contracts, purchased options contracts,
securities sold short, swap contracts, swaptions contracts and foreign currency	(19,878,427)	(2,125,371)
Net change in unrealized appreciation/depreciation on investments, affiliated investments, futures contracts, purchased options contracts, securities sold short,
swap contracts, swaptions contracts and foreign currency	32,898,741	(25,827,803)
Net increase (decrease) in net assets resulting from operations	25,984,921	(13,125,250)

Distributions to Shareholders:
From net investment income	(14,745,043)	(14,343,014)
Total distributions to shareholders	(14,745,043)	(14,343,014)

Capital Transactions:
Net proceeds from shares sold	126,387,199	236,619,630
Reinvestment of distributions	11,712,467	12,767,341
Cost of shares redeemed[1]	(261,233,872)	(132,833,499)
Net increase (decrease) in net assets from capital transactions	(123,134,206)	116,553,472

Net increase from reimbursement by affiliate for valuation error (Note 3)	226,661	−

Total increase (decrease) in net assets	(111,667,667)	89,085,208

Net Assets:
Beginning of period	465,743,317	376,658,109
End of period	$354,075,650	$465,743,317

Accumulated net investment income	$496,509	$2,230,211

Capital Share Transactions:
Shares sold	13,394,188	23,681,948
Shares reinvested	1,250,482	1,287,964
Shares redeemed	(28,269,315)	(13,439,726)

Net increase (decrease) in capital share transactions	(13,624,645)	11,530,186

[1]	Net of redemption fee proceeds of $153,136 and $63,338, respectively.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended January 31, 2017

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$25,984,921
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(472,615,531)
Sales of long-term portfolio investments	565,084,291
Return of capital dividends received	17,269
Proceeds from securities sold short	181,901,259
Cover short securities	(190,188,012)
Purchase of short-term investments, net	(3,711,970)
Increase in foreign currency	(120,371)
Decrease in cash held by broker	47,387,832
Increase in segregated cash held by custodian	(810,000)
Increase in investment securities sold receivable	(34,893,103)
Decrease in interest receivable	997,769
Decrease in prepaid expenses	6,673
Increase in other assets	(444)
Decrease in investment securities purchased	(610,410)
Decrease in advisory fees	(50,460)
Increase in premiums received on open swap contracts	213,709
Decrease in interest on securities sold short	(125,642)
Decrease in accrued expenses	(12,465)
Net amortization on investments	(184,346)
Net realized loss	20,245,356
Net change in unrealized appreciation/depreciation	(32,904,102)
Net cash provided by operating activities	105,612,223
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	125,751,171
Cost of shares redeemed	(261,591,176)
Dividends paid to shareholders, net of reinvestments	(3,032,576)
Reimbursement by affiliate for valuation error	226,661
Net cash used for financing activities	(138,645,920)

Net decrease in cash	(33,033,697)

Cash:
Beginning of period	54,836,389
End of period	$21,802,692

Non cash financing activities not included herein consist of $11,712,467 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended January 31, 2017		For the Year Ended January 31, 2016		For the Period February 28, 2014* through January 31, 2015

Net asset value, beginning of period	$9.37		$9.87		$10.00
Income from Investment Operations:
Net investment income[1,2]	0.36		0.32		0.31
Net realized and unrealized gain (loss) on investments	0.48		(0.51)		(0.19)
Net increase from reimbursement by affiliate for valuation error (Note 3)	0.01		−		−
Total from investment operations	0.85		(0.19)		0.12
Less Distributions:
From net investment income	(0.41)		(0.31)		(0.25)
Total distributions	(0.41)		(0.31)		(0.25)

Redemption fee proceeds[1]	−	[3]	−	[3]	−	[3]

Net asset value, end of period	$9.81		$9.37		$9.87

Total return[4]	9.39%		(2.02)%		1.25%	[6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$354,076		$465,743		$376,658

Ratio of expenses to average net assets (including brokerage expense and interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed[5]	0.84%		0.80%		0.76%	[7]
After fees waived and expenses absorbed[5]	0.77%		0.79%		0.75%	[7]

Ratio of expenses to average net assets (excluding brokerage expense, interest expense and dividends on securities sold short):
After fees waived and expenses absorbed[5]	0.72%		0.74%		0.75%

Ratio of net investment income to average net assets (including brokerage expense and interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed[2]	3.69%		3.24%		3.38%	[7]
After fees waived and expenses absorbed[2]	3.76%		3.25%		3.39%	[7]

Portfolio turnover rate	202%		59%		14%	[6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]	Amount represents less than $0.01 per share.
[4]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.

[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS
January 31, 2017

Note 1 – Organization
Palmer Square Income Plus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and capital appreciation. The Fund commenced investment operations on February 28, 2014.

The Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $94,313,788 transfer of shares of the Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

(e) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund did not enter into any transactions in written swaptions contracts for the year ended January 31, 2017.

(f) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund did not enter into any transactions in written options contracts for the year ended January 31, 2017.

(g) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period February 28, 2014 (commencement of operations) through January 31, 2015, and as of and during the open years ended January 31, 2016-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

For the year ended January 31, 2017, the Advisor waived advisory fees totaling $139,704. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At January 31, 2017, the amount of these potentially recoverable expense was $184,269. The Advisor may recapture all or a portion of the following amounts no later than January 31, of the years stated below:

2018	$9,447
2019	35,118
2020	139,704
Total	$184,269

For the year ended January 31, 2017, the Advisor voluntarily waived advisory fees of $112,222 associated with the Fund’s investment in the Palmer Square Long/Short Credit Fund. The Palmer Square Long/Short Credit Fund is also advised by the Advisor, and as such, deemed to be an affiliated security. Further information regarding transactions with affiliated securities is presented in Note 12 below. The waiver described in this paragraph is voluntary and may be terminated at any time by the Advisor. Amounts waived by the Advisor as described in this paragraph are not eligible for recovery by the Advisor.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended January 31, 2017, the total fees reduced by earning credits were $14,239. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended January 31, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended January 31, 2017, are reported on the Statement of Operations.

The Advisor reimbursed the Fund $226,661 for losses from a valuation error. The amount is reported on the Fund’s Statement of Changes in Net Assets under the caption “Net increase from reimbursement by affiliate for valuation error”.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

Note 4 – Federal Income Taxes
At January 31, 2017, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$331,378,338

Gross unrealized appreciation	$2,467,543
Gross unrealized depreciation	(1,085,299)

Net unrealized appreciation on investments	$1,382,244

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,769	$ 46,734	$ (48,503)

As of January 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,002,128
Undistributed long-term capital gains	-
Tax accumulated earnings	1,002,128

Accumulated capital and other losses	(22,694,888)
Unrealized depreciation on securities sold short and foreign currency translations	166,243
Unrealized appreciation on investments	1,382,244
Total accumulated deficit	$(20,144,273)

The tax character of distributions paid during the fiscal years ended January 31, 2017 and January 31, 2016 was as follows:

Distribution paid from:	2017	2016
Ordinary income	$14,745,043	$14,343,014
Long-term capital gains	-	-
Total distributions paid	$14,745,043	$14,343,014

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

As of January 31, 2017, the Fund had a short-term capital loss carryover of $8,408,701 and a long-term capital loss carryforward of $14,286,187, which are not subject to expiration. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended January 31, 2017, purchases and sales of investments, excluding short-term investments, options contracts and swap contracts were $472,615,531 and $565,084,291, respectively. Securities sold short and short securities covered were $181,901,259 and $190,188,012, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended January 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase. For the years ended January 31, 2017, and January 31, 2016, the Fund received $153,136 and $63,338, respectively, in redemption fees.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Bank Loans	$-	$25,400,153	$-	$25,400,153
Bonds
Asset-Backed Securities	-	143,848,830	-	143,848,830
Commercial Mortgage-Backed Securities	-	72,083,879	-	72,083,879
Corporate**	-	56,798,389	-	56,798,389
Mutual Fund	11,703,982	-	-	11,703,982
Preferred Stock	-	17,914,520	-	17,914,520
Short-Term Investments	5,010,829	-	-	5,010,829
Total Investments	16,714,811	316,045,771	-	332,760,582
Other Financial Instruments***
Credit Default Swap Contracts	-	5,815	-	5,815
Futures Contracts	17,165	-	-	17,165
Total Assets	$16,731,976	$316,051,586	$-	$332,783,562

Liabilities
Securities Sold Short
Bonds
Mortgage-Backed Securities	$-	$36,309,635	$-	$36,309,635
U.S. Government	-	963,263	-	963,263
Total Securities Sold Short	-	37,272,898	-	37,272,898
Other Financial Instruments***
Credit Default Swap Contracts	$-	$26,173	$-	$26,173
Futures Contracts	2,796	-	-	2,796
Total Liabilities	$2,796	$37,299,071	$-	$37,301,867

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.
***
Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swaptions contracts and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of January 31, 2017 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Unrealized appreciation on open swap contracts	$5,815	$-	$-	$-	$5,815
Unrealized appreciation on open futures contracts	-	-	-	17,165	17,165
	$5,815	$-	$-	$17,165	$22,980

Liabilities
Unrealized depreciation on open swap contracts	$26,173	$-	$-	$-	$26,173
Unrealized depreciation on open futures contracts	-	-	-	2,796	2,796
	$26,173	$-	$-	$2,796	$28,969

The effects of derivative instruments on the Statement of Operations for the year ended January 31, 2017 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(100,062)	$-	$132,941	$32,879
Futures contracts	-	-	-	569,964	569,964
Swap contracts	(58,546)	-	-	-	(58,546)
Swaptions contracts	(25,500)	-	-	-	(25,500)
	$(84,046)	$(100,062)	$-	$702,905	$518,797
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$24,445	$-	$17,521	$41,966
Futures contracts	-	-	-	14,369	14,369
Swap contracts	(20,358)	-	-	-	(20,358)
Swaptions contracts	21,842	-	-	-	21,842
	$1,484	$24,445	$-	$31,890	$57,819

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of January 31, 2017 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swaptions Contracts	Notional amount	$1,000,000
	Swap contracts	Notional amount	$1,500,000
Equity contracts	Purchased options contracts	Number of contracts	280
Interest rate contracts	Purchased options contracts	Number of contracts	200
	Futures contracts	Number of contracts	(143)

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts - asset	J.P. Morgan	$5,815	$(5,815)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	26,173	(5,815)	(20,358)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of January 31, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Value End of Period	Interest/ Income Credited to Income
Palmer Square Long/Short Credit Fund – Class I	$12,335,552	$331,210	$(1,500,000)	$(153,291)	$690,511	$11,703,982	$331,210

Security Description	Principal Amount/Shares Beginning of Period	Purchases	Sales	Principal Amount/Shares End of Period
Palmer Square Long/Short Credit Fund – Class I	699,691	18,537	(86,605)	631,623

Note 13 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fee for the year ended January 31, 2017 is disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended January 31, 2017.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2017

Note 15 – Events Subsequent to Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective February 15, 2017, the Fund no longer holds the Palmer Square Long/Short Credit Fund – Class I, due to the liquidation of the Palmer Square Long/Short Credit Fund.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Palmer Square Income Plus Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Income Plus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian, trustees, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund as of January 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 31, 2017

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	79	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
		N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Income Plus Fund
EXPENSE EXAMPLE
For the Six Months Ended January 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2016 to January 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/16	1/31/17	8/1/16 – 1/31/17
Actual Performance*	$ 1,000.00	$ 1,044.60	$ 3.75
Hypothetical (5% annual return before expenses)	1,000.00	1,021.46	3.71

*
Expenses are equal to the Fund’s annualized expense ratios of 0.73%, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Income Plus Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388

Privacy Principles of the Palmer Square Income Plus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Income Plus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Income Plus Fund
 P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2017	FYE 1/31/2016
Audit Fees	$26,200	$26,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2017	FYE 1/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2017	FYE 1/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/10/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	4/10/2017